Exhibit No. 32.1

Form 10-KSB
Echo Resources, Inc.
File No. 000-26703

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Echo Resources, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pieter DuRand, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: April 17, 2006       By: /s/ Pieter DuRand
                             -------------------------------
                             Pieter DuRand
                             Chief Executive Officer
                             Chief Financial Officer

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A signed  original of this  written  statement  required by Section 906 has been provided to Echo Resources, Inc. and will be retained by Echo Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.